SUPPLEMENT DATED APRIL 14, 2021
TO

PROSPECTUSES DATED APRIL 29, 2011
MASTERS I SHARE AND MASTERS EXTRA II

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective on or around April 30, 2021, the names of the following investment options will be changed:

Current Name	New Name

Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco V.I. Capital Appreciation Fund

Invesco Oppenheimer V.I. Global Fund	Invesco V.I. Global Fund

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.